UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported):

October 4, 2012 (October 1, 2012)

DJO Finance LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-142188 (Commission File Number)	20-5653965 (IRS Employer Identification No.)

1430 Decision Street

Vista, CA 92081

(760) 727-1280

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e– 4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Senior Secured Notes due 2018 and Senior Notes due 2018

Overview

On October 1, 2012, the registrant, DJO Finance LLC (the “Company”), an indirect wholly owned subsidiary of DJO Global, Inc., and DJO Finance Corporation, a wholly owned subsidiary of the Company (“DJOFC” and together with the Company, the “Issuers”), issued (1) $100.0 million aggregate principal amount of 8.75% second priority senior secured notes due 2018 (the “New Secured Notes”), which mature on March 15, 2018, pursuant to a first supplemental indenture, dated as of October 1, 2012 (the “Supplemental Indenture”), to the indenture, dated as of March 20, 2012, among the Issuers, the guarantors party thereto and The Bank of New York Mellon, as trustee (the “Base Indenture” and, together with the Supplemental Indenture, the “Secured Notes Indenture”), governing the Issuers’ 8.75% second priority senior secured notes due 2018 that were issued on March 20, 2012 (the “Existing Senior Secured Notes” and together with the New Secured Notes, the “Secured Notes”) and (2) $440.0 million aggregate principal amount of 9.875% senior notes due 2018 (the “Senior Notes” and, together with the New Secured Notes, the “New Notes”), which mature on April 15, 2018, pursuant to an indenture, dated as of October 1, 2012 (the “Senior Notes Indenture”), among the Issuers, the guarantors party thereto and The Bank of New York Mellon, as trustee.

Interest on the New Secured Notes will be payable in cash on March 15 and September 15 of each year, commencing on March 15, 2013. Interest on the New Secured Notes will accrue from and including September 15, 2012. Interest on the Senior Notes will be payable in cash on April 15 and October 15 of each year, commencing on April 15, 2013. Interest on the Senior Notes will accrue from and including October 1, 2012.

On October 1, 2012, a portion of the net proceeds of the issuance of the New Notes was used to (1) repurchase $363.25 million of the Issuers’ $465.0 million aggregate principal amount of 10.875% senior notes due 2014 (the “2014 Notes”) tendered pursuant to a tender offer launched by the Company on September 11, 2012 (the “Tender Offer”), (2) pay related fees and expenses, including premiums and (3) repay $38.0 million of borrowings outstanding under the Company’s senior secured revolving credit facility. The Company has opted to use the remaining proceeds of the issuance of the New Notes, together with cash on hand, to optionally redeem on November 15, 2012 the amount of 2014 Notes that remain outstanding after the completion of the Tender Offer.

The following is a brief description of the terms of (1) the New Secured Notes and the Secured Notes Indenture and (2) the Senior Notes and the Senior Notes Indenture.

New Secured Notes and the Secured Notes Indenture

Ranking

The New Secured Notes and the related guarantees are the Issuers’ and the guarantors’ secured senior obligations. Accordingly, they:

•	rank contractually senior in right of payment to any existing and future subordinated indebtedness, including the Issuers’ 9.75% Senior Subordinated Notes due 2017;

•	rank effectively senior in right of payment with all of the Issuers’ existing and future senior unsecured indebtedness;

•	rank equally in right of payment to any senior secured indebtedness (including the Existing Secured Notes) to the extent of the collateral securing such indebtedness on a second-priority basis;

•

are effectively junior to the indebtedness under the Issuers’ senior secured credit facilities and any capital leases to the extent of the collateral securing such indebtedness on a first-priority basis; and

•

are effectively subordinated to all existing and future indebtedness and other liabilities of the Issuers’ non-guarantor subsidiaries (other than indebtedness and liabilities owed to the Issuers or one of the Issuers’ subsidiary guarantors).

Guarantees

The New Secured Notes are jointly and severally and fully and unconditionally guaranteed on a second priority senior secured basis by each of the Issuers’ existing and future direct and indirect wholly owned domestic subsidiaries that guarantees the senior secured credit facilities.

Security

Pursuant to a second lien security agreement, dated as of March 20, 2012 (the “Security Agreement”), among the Issuers, the guarantors party thereto and The Bank of New York Mellon, as second lien collateral agent, the Secured Notes and guarantees are secured by second-priority liens, subject to permitted liens, on certain of the Issuers’ assets and the assets of the subsidiary guarantors that secure the Issuers’ senior secured credit facilities including:

•

substantially all the capital stock of the Issuers’ wholly owned subsidiaries and each subsidiary guarantor of the Secured Notes (but limited to 65% of the voting stock of any such wholly owned subsidiary that is a foreign subsidiary); and

•	substantially all tangible and intangible assets of the Issuers and each subsidiary guarantor, other than certain customary exceptions.

Optional Redemption

Except as described below, the Issuers are not entitled to redeem the New Secured Notes prior to March 15, 2015.

Prior to March 15, 2015, the Issuers may redeem some or all of the New Secured Notes at a redemption price equal to 100% of the principal amount of the New Secured Notes redeemed plus an applicable make-whole premium plus accrued and unpaid interest and additional interest, if any, to the date of redemption, subject to the rights of holders of the New Secured Notes on the relevant record date to receive interest due on the relevant interest payment date.

On and after March 15, 2015, the Issuers may redeem the New Secured Notes, in whole or in part, at the redemption prices listed in the Secured Notes Indenture, plus accrued and unpaid interest thereon and additional interest, if any, to the applicable redemption date.

In addition, until March 15, 2015, the Issuers may, at their option, redeem up to 35% of the aggregate principal amount of the New Secured Notes at a redemption price listed in the Secured Notes Indenture with the net cash proceeds of one or more equity offerings; provided that at least 65% of the aggregate principal amount of New Secured Notes originally issued under the Secured Notes Indenture and any Additional Notes (as defined in the Secured Notes Indenture) that are Secured Notes issued under the Secured Notes Indenture after March 20, 2012 (excluding Secured Notes and Additional Notes held by the Issuers or their subsidiaries or affiliates of the Issuers) remains outstanding immediately after the occurrence of each such redemption; provided further that each such redemption occurs within 90 days of the date of closing of each such equity offering.

Change of Control

Upon the occurrence of a change of control, the Issuers must give holders of the New Secured Notes an opportunity to sell to the Issuers some or all of their New Secured Notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest to the repurchase date.

Covenants

The New Secured Notes Indenture contains covenants limiting the Company’s ability and the ability of its restricted subsidiaries to:

•	incur additional debt or issue certain preferred and convertible shares;

•	pay dividends on, redeem, repurchase or make distributions in respect of the capital stock or make other restricted payments;

•	make certain investments;

•	sell certain assets;

•	create liens on certain assets to secure debt;

•	consolidate, merge, sell or otherwise dispose of all or substantially all of the Company’s assets;

•	enter into certain transactions with affiliates; and

•	designate the Company’s subsidiaries as unrestricted subsidiaries.

Events of Default

The Secured Notes Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the New Secured Notes to become or to be declared due and payable.

The foregoing description of the Secured Notes Indenture and the Security Agreement is included to provide you with information regarding their terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is filed as Exhibit 4.1 hereto, and the Base Indenture and the Security Agreement, which are filed as Exhibits 10.2 and 10.3, respectively, to the Company’s Current Report on Form 8-K filed on March 23, 2012, each of which are incorporated herein by reference.

New Secured Notes Registration Rights Agreement

On October 1, 2012, the Issuers and the guarantors of the New Secured Notes entered into a registration rights agreement with respect to the New Secured Notes described above (the “New Secured Notes Registration Rights Agreement”). In the New Secured Notes Registration Rights Agreement, the Issuers and the guarantors of the New Secured Notes have agreed that they will (1) file one or more registration statements on an appropriate registration form with respect to a registered offer to exchange the New Secured Notes for new notes guaranteed by the guarantors on a second priority senior secured basis, with terms substantially identical in all material respects to the New Secured Notes, and (2) use their reasonable best efforts to cause the exchange offer registration statement to be declared effective under the Securities Act of 1933, as amended.

The Issuers and the guarantors have agreed to use their reasonable best efforts to cause the exchange offer to be consummated or, if required, to have one or more shelf registration statements declared effective, within 360 days after the issue date of the Existing Secured Notes.

If Issuers and the guarantors fail to satisfy this obligation (a “registration default”), the annual interest rate on the New Secured Notes will increase by 0.25%. The annual interest rate on the New Secured Notes will increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 1.00% per year over the initial interest rate of 8.75% per annum. If the registration default is corrected, the applicable interest rate on such New Secured Notes will revert to the original level.

If the Company must pay additional interest, it will pay it to the noteholders in cash on the same dates that the Company makes other interest payments on the New Secured Notes, until the registration default is corrected.

The foregoing description of the New Secured Notes Registration Rights Agreement is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the New Secured Notes Registration Rights Agreement, which is filed as Exhibit 4.2 hereto and is incorporated herein by reference.

Senior Notes due 2018 and the Senior Notes Indenture

Ranking

The Senior Notes and the related guarantees will be the Issuers’ and the guarantors’ unsecured senior obligations. Accordingly, they will:

•	rank contractually senior in right of payment to any existing and future subordinated indebtedness;

•	rank equally in right of payment with all of our existing and future senior indebtedness;

•

are effectively subordinated in right of payment to all of the existing and future secured debt of the Issuers and the guarantors (including the Issuers’ senior secured credit facilities and the Secured Notes) to the extent of the value of the assets securing such debt; and

•

are structurally subordinated to all existing and future indebtedness and other liabilities of the Issuers’ non-guarantor subsidiaries (other than indebtedness and liabilities owed to the Issuers or one of the Issuers’ subsidiary guarantors).

Guarantees

The Senior Notes will be guaranteed jointly and severally and on an unsecured senior basis by each of the Company’s existing and future direct and indirect wholly owned domestic subsidiaries that guarantees any of the Company’s indebtedness or any indebtedness of the Company’s domestic subsidiaries or is an obligor under the Company’s senior secured credit facilities.

Optional Redemption

Except as described below, the Issuers are not entitled to redeem the Senior Notes prior to April 15, 2015.

Prior to April 15, 2015, the Issuers may redeem some or all of the Senior Notes at a redemption price equal to 100% of the principal amount of the Notes redeemed plus an applicable make-whole premium plus accrued and unpaid interest and additional interest, if any, to the date of redemption, subject to the rights of holders of the Senior Notes on the relevant record date to receive interest due on the relevant interest payment date.

On and after April 15, 2015, the Issuers may redeem the Senior Notes, in whole or in part, at the redemption prices listed in the Senior Notes Indenture, plus accrued and unpaid interest thereon and additional interest, if any, to the applicable redemption date.

In addition, until April 15, 2015, the Issuers may, at their option, redeem up to 35% of the aggregate principal amount of the Senior Notes at a redemption price listed in the Senior Notes Indenture with the net cash proceeds of one or more equity offerings; provided that at least 65% of the aggregate principal amount of Senior Notes originally issued under the Senior Notes Indenture and any Additional Notes (as defined in the Senior Notes Indenture) that are Senior Notes issued under the Senior Notes Indenture after the October 1, 2012 (excluding Senior Notes and Additional Notes held by the Issuers or its subsidiaries or affiliates of the Issuers) remains outstanding immediately after the occurrence of each such redemption; provided further that each such redemption occurs within 90 days of the date of closing of each such equity offering.

Change of Control

Upon the occurrence of a change of control, the Issuers must give holders of the Senior Notes an opportunity to sell to the Issuers some or all of their Senior Notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest to the repurchase date.

Covenants

The Senior Notes Indenture contains covenants limiting the Company’s ability and the ability of its restricted subsidiaries to:

•	incur additional debt or issue certain preferred and convertible shares;

•	pay dividends on, redeem, repurchase or make distributions in respect of the capital stock or make other restricted payments;

•	make certain investments;

•	sell certain assets;

•	create liens on certain assets to secure debt;

•	consolidate, merge, sell or otherwise dispose of all or substantially all of the Company’s assets;

•	enter into certain transactions with affiliates; and

•	designate the Company’s subsidiaries as unrestricted subsidiaries.

Events of Default

The Senior Notes Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Senior Notes to become or to be declared due and payable.

The foregoing description of the Senior Notes Indenture is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Senior Notes Indenture, which is filed as Exhibit 4.3 hereto and is incorporated herein by reference.

Senior Notes Registration Rights Agreement

On October 1, 2012, the Issuers and the guarantors of the Senior Notes entered into a registration rights agreement with respect to the Senior Notes described above (the “Senior Notes Registration Rights Agreement”). In the Senior Notes Registration Rights Agreement, the Issuers and the guarantors of the Senior Notes have agreed that they will (1) file one or more registration statements on an appropriate registration form with respect to a registered offer to exchange the Senior Notes for new notes guaranteed by the guarantors on a senior basis, with terms substantially identical in all material respects to the Senior Notes, and (2) use their reasonable best efforts to cause the exchange offer registration statement to be declared effective under the Securities Act of 1933, as amended.

The Issuers and the guarantors have agreed to use their reasonable best efforts to cause the exchange offer to be consummated or, if required, to have one or more shelf registration statements declared effective, within 360 days after the issue date of the Senior Notes.

If we fail to satisfy this obligation (a “registration default”), the annual interest rate on the Senior Notes will increase by 0.25%. The annual interest rate on the Senior Notes will increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 1.00% per year over the initial interest rate of 1.875% per annum. If the registration default is corrected, the applicable interest rate on such Senior Notes will revert to the original level.

If we must pay additional interest, we will pay it to the noteholders in cash on the same dates that we make other interest payments on the Notes, until the registration default is corrected.

The foregoing description of the Senior Notes Registration Rights Agreement is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Senior Notes Registration Rights Agreement, which is filed as Exhibit 4.4 hereto and is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Exhibit
Exhibit 4.1	First Supplemental Indenture, dated as of October 1, 2012, by and among the Issuers, the guarantors named therein and The Bank of New York Mellon, as Trustee.

Exhibit 4.2	Registration Rights Agreement, dated as of October 1, 2012, by and among the Issuers, the guarantors named therein and Credit Suisse Securities (USA) LLC with respect to the New Secured Notes.

Exhibit 4.3	Indenture, dated as of October 1, 2012, by and among the Issuers, the guarantors named therein and The Bank of New York Mellon, as Trustee.

Exhibit 4.4	Registration Rights Agreement, dated as of October 1, 2012, by and among the Issuers, the guarantors named therein and Credit Suisse Securities (USA) LLC with respect to the Senior Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

DJO FINANCE LLC
Date: October 4, 2012	By:	/s/ Vickie L. Capps

	Name:	Vickie L. Capps
	Title:	Executive Vice President, Chief Financial Officer and Treasurer